                                                                   EXHIBIT 10.10


                               FIRST AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                 OF CAVANAUGHS HOSPITALITY LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP

         THIS FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (the "Amendment"), is entered into as of the 1st day of January, 1998, by and among Cavanaughs Hospitality Corporation, a Washington corporation ("CHC" or "General Partner"), North River Drive Company, a Washington corporation ("NRDC" or "Original Limited Partner"), and the Persons whose names are set forth on Exhibit A attached hereto (the "Incoming Partners").

         A. CHC, as General Partner, and NRDC, as Limited Partner, formed a Delaware Limited Partnership named Cavanaughs Hospitality Limited Partnership (the "Partnership") pursuant to the terms of an Amended and Restated Agreement of Limited Partnership, dated as of November 1, 1997 (the "Original Partnership Agreement").

         B. The Incoming Partners propose to contribute certain property to the Partnership in exchange for Partnership Units in the Partnership.

         C. The General Partner is willing to consent to the admission of the Incoming Partners as Limited Partners of the Partnership and to cause the Partnership to accept the Incoming Partners' capital contributions and issue Partnership Units therefor.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Original Partnership Agreement.

         2. Agreement to be Bound. By their signatures below, the Incoming Partners, and each of them, hereby unconditionally accept, affirm and agree to be bound by each of the terms, covenants and conditions of the Original Partnership Agreement, as amended by this Amendment (the "Partnership Agreement"), including, without limitation, the power of attorney granted in
Section 2.4 thereof.

         3. General Partner Consent. The General Partner hereby consents to the admission of the Incoming Partners as an Additional Limited Partners.

         4. Admission of Incoming Partners; Issuance of Partnership Units. The Incoming Partners are hereby admitted, effective as of the date hereof, to the Partnership as Additional

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Limited Partners. In consideration for the Capital Contributions made by the
Incoming Partner, each Incoming Partner shall be issued the number of Partnership Units (as a Limited Partner Interest) as is set forth opposite such Incoming Partner's name on Exhibit A hereto.

         5. Percentage Interests. After giving effect to the acceptance of the Incoming Partners' Capital Contributions in exchange for Partnership Units, the Percentage Interests of the Partners are as set forth on Exhibit B hereto.

         6. Scope of Amendment. Except as expressly modified or amended by this Amendment, the Original Partnership Agreement shall remain in full force and effect and be binding on the parties in accordance with its terms. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, personal representatives, successors and assigns.

         7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                           GENERAL PARTNER:

                                           CAVANAUGHS HOSPITALITY CORPORATION, a
                                           Washington corporation

                                           By: /s/ Donald K. Barbieri
                                               ---------------------------------
                                                   Donald K. Barbieri, President

                                           ORIGINAL LIMITED PARTNER:

                                           NORTH RIVER DRIVE COMPANY, a
                                           Washington Corporation

                                           By: /s/ Richard L. Barbieri
                                               ---------------------------------
                                                   Richard L. Barbieri,
                                                   Vice President

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                                        INCOMING PARTNERS:

                                             /s/ Donald K. Barbieri
                                             -----------------------------------
                                             DONALD K. BARBIERI

                                             /s/ Heather M. Barbieri
                                             -----------------------------------
                                             HEATHER M. BARBIERI

                                             /s/ Thomas M. Barbieri
                                             -----------------------------------
                                             THOMAS M. BARBIERI

                                             /s/ Eileen Barbieri
                                             -----------------------------------
                                             EILEEN BARBIERI

                                             /s/ Richard L. Barbieri
                                             -----------------------------------
                                             RICHARD L. BARBIERI

                                             /s/ Cara Lyn Tangen
                                             -----------------------------------
                                             CARA LYN TANGEN

                                             BARBIERI FAMILY FOUNDATION, INC., a
                                             Washington corporation

                                             By: /s/ Kathryn K. Barbieri
                                                 -------------------------------
                                             Print Name: Kathryn K. Barbieri
                                             Title: President

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EXHIBIT A

  Incoming Partners:                Address For Notices:           Partnership Units:
  -----------------                 -------------------            -----------------
Donald K. Barbieri and          639 N. Riverpoint Blvd 1E                44,837
Heather M. Barbieri,            Spokane, WA 99202
husband and wife


Thomas M. Barbieri and          E. 2210 34th                             32,608
Eileen Barbieri,                Spokane, WA 99203
husband and wife

Richard L. Barbieri and         639 N. Riverpoint Blvd. H203              8,154
Cara Lyn Tangen,                Spokane, WA 99202
husband and wife

Barbieri Family                 201 W. North River Dr.                   65,218
Foundation, Inc.                Spokane, WA 99201

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

EXHIBIT B

PERCENTAGE INTERESTS OF THE PARTNERS

                                            Partnership Units        Percentage Interest
                                            -----------------        -------------------
General Partner:

         Cavanaughs Hospitality                 70,842.51(A)                0.9792%
         Corporation                         6,942,567.98(B)               95.9572%

Limited Partners:

         North River Drive Company              70,842.51                   0.9792%

         Donald K Barbieri and                  44,837.00                   0.6197%
         Heather M. Barbieri,
         husband and wife

         Thomas M. Barbieri and                 32,608.00                   0.4506%
         Eileen Barbieri,
         husband and wife

         Richard L. Barbieri and                 8,154.00                   0.1127%
         Cara Lyn Tangen,
         husband and wife

         Barbieri Family Foundation,            65,218.00                   0.9014%
         Inc.
                                             ------------                 --------
         TOTAL:                              7,235,070.00                 100.0000%

----------
(A.)     As a General Partner Interest.

(B.)     As a Limited Partner Interest.

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